EXHIBIT 10.5

September 30, 2016

Peekay Acquisition, LLC

901 W. Main Street, Suite

A Auburn, WA 98001

Attention: Lisa Berman

Re:	Waiver and Consent: Key Man Insurance; Term A Agent Fee

Ladies and Gentlemen:

We refer to the Financing Agreement, dated as of December 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Christals Acquisition, LLC, a Delaware limited liability company (the “Parent”), Peekay Acquisition, LLC, a Delaware limited liability company (“Peekay Acquisition”), the subsidiaries of Peekay Acquisition identified as Borrowers on the signature pages thereto (together with Peekay Acquisition, each a “Borrower” and, collectively, the “Borrowers”), each subsidiary of Parent identified as a guarantor on the signature pages thereto (together with the Parent and each other person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (such lenders, together with their respective successors and assigns, each a “Lender” and, collectively, the “Lenders”), Cortland Capital Market Services LLC, as collateral agent for the Lenders, and as administrative agent for the Lenders, and CB Agency Services, LLC, as origination agent for the Lenders. Any capitalized term used herein but not defined herein shall have the meaning assigned to it in the Financing Agreement.

Subject to the terms and conditions set forth below, the Required Lenders and the Term A Agent, as applicable, are willing to waive compliance by the Loan Parties with the following provisions of the Financing Agreement, in each case for the specific instances and specific purposes set forth herein: (a) Section 7.01(r) of the Financing Agreement, which requires each Loan Party to use its best efforts to maintain with a responsible insurance company “key man” life insurance with respect to Lisa Berman (as successor officer to Barry Soosman) and (b) Section 2.06(c) of the Financing Agreement, which requires the Borrowers to pay to the Term A Agent for its own account, quarterly in arrears on the last day of each calendar quarter and on the date the Obligations are paid in full, an administrative fee in the amount of $15,000 (or a pro rata portion in the case of the final payment of such fee). Accordingly, the undersigned parties hereby agree as follows:

1. Pursuant to Section 12.02 of the Financing Agreement, the Required Lenders hereby consent to, and waive any Event of Default that would otherwise arise under Section 9.01(c) of the Financing Agreement by reason of, the failure of the Loan Parties to comply with Section 7.01(r) of the Financing Agreement (the “Key Man Insurance Waiver”) insofar as such non-compliance relates solely to the failure to maintain a “key man” life insurance policy with respect to Lisa Berman. The Key Man Insurance Waiver shall be effective until twenty (20) days after the Consenting Term A Lenders (as such term is defined in the Forbearance and Ninth Amendment Agreement, dated February 22, 2016, as amended from time to time, by and among Peekay Boutiques, Inc., the Borrowers, the Guarantors, the Terms A Lenders party thereto, the Term B Lenders party thereto, and the Agents) deliver notice to the Loan Parties of the termination thereof. During the period in which the Key Man Insurance Waiver is in effect, any non-compliance by the Loan Parties with Section 7.01(r) of the Financing Agreement resulting therefrom shall not be deemed to result in a breach of Section 7.01(i) of the Financing Agreement.

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2. Pursuant to Section 12.02 of the Financing Agreement, the Required Lenders and the Term A Agent each hereby consent to, and waive any Event of Default that would otherwise arise under Section 9.01(a) of the Financing Agreement by reason of, the failure of the Loan Parties to pay to the Term A Agent on September 30, 2016 the fee required pursuant to Section 2.06(c) of the Financing Agreement (the “Term A Agent Fee Deferral”); provided that such fee shall become due and payable in cash in its entirety upon the earlier of (a) the date on which all Obligations are or become due and payable and (b) ten (10) Business Days after the Term A Agent delivers notice to the Loan Parties of the termination of the Term A Agent Fee Deferral. For the avoidance of doubt, the Term A Agent Fee Deferral shall not constitute a waiver or deferral of any other fee that is now owing or that may in the future be owing to the Term A Agent.

3. Except as otherwise expressly provided herein, each Loan Party hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) this Waiver and Consent shall not operate as a waiver of any right, power or remedy of the Term A Agent or the Lenders under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

4. This Waiver and Consent (a) shall become effective as of the date set forth above when signed by the Required Lenders and the Term A Agent, (b) shall be effective only in this specific instance and for the specific purposes set forth herein, and (c) does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

5. This Waiver and Consent (a) shall be governed by, and construed in accordance with, the laws of the State of New York, (b) shall be binding upon the parties hereto and their respective successors and assigns, (c) may be signed in multiple counterparts, including by telecopy or electronic mail, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and (d) may be amended or otherwise modified only in a writing signed by the Required Lenders and the Term A Agent (except with respect to paragraph 1). If this Waiver and Consent becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury.

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If the foregoing accurately reflects your understanding, kindly so indicate this by signing below and returning a copy to the undersigned as soon as possible.

REQUIRED LENDERS: The K2 Principal Fund L.P.

By:	/s/ Shawn Kimel
Name:	Shawn Kimel
Title:	Managing Partner

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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If the foregoing accurately reflects your understanding, kindly so indicate this by signing below and returning a copy to the undersigned as soon as possible.

REQUIRED LENDERS: Alpine Associates, A Limited Partnership

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

Alpine Heritage, L.P.

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

Alpine Heritage, II L.P.

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

Alpine Heritage Offshore Fund Ltd.

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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If the foregoing accurately reflects your understanding, kindly so indicate this by signing below and returning a copy to the undersigned as soon as possible.

REQUIRED LENDERS: TOR CAPITAL LLC

By:	/s/ John C Rijo
Name:	John C Rijo
Title:	Manager

By:
Name:
Title:

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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If the foregoing accurately reflects your understanding, kindly so indicate this by signing below and returning a copy to the undersigned as soon as possible.

REQUIRED LENDERS: ADK SOHO FUND LP

By:	/s/ Nathaniel Klipper
Name:	Nathaniel Klipper
Title:	Managing Partner

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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If the foregoing accurately reflects your understanding, kindly so indicate this by signing below and returning a copy to the undersigned as soon as possible.

REQUIRED LENDERS: HARVEST CAPITAL CREDIT CORPORATION

By:	/s/ Ryan Magee
Name:	Ryan Magee
Title:	Managing Director

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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TERM A AGENT: The K2 Principal Fund L.P.

By:	/s/ Shawn Kimel
Name:	Shawn Kimel
Title:	Managing Partner

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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Acknowledged and agreed to:

PEEKAY ACQUISITION, LLC

By:	/s/
Name:
Title:

[Signature Page to Financing Agreement Waiver - Key Man Insurance and Term A Agent Fee]

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